UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

June 6, 2014

Date of Report (Date of earliest event reported)

PULSE ELECTRONICS CORPORATION
(Exact name of registrant as specified in its charter)

Pennsylvania	001-05375	23-1292472
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

12220 World Trade Drive
San Diego, CA 92128
(Address of principal executive offices)

(858) 674-8100
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)                On June 6, 2014, the independent members of the Board of Directors of Pulse Electronics Corporation (the "Company"), acting on a recommendation from the Compensation Committee, established the base salary for Michael C. Bond, the Company's Senior Vice President and Chief Financial Officer, at $310,000.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)                The Company held its annual stockholders meeting on June 6, 2014.

(b)                The final results, as certified by the Inspector of Election, for each item voted on are set forth below.  Unless otherwise indicated, figures below represent shares of Common Stock voted.

1.                   Elect seven directors for a one year term.

Each of the nominees -- Steven G. Crane, Ralph E Faison, David W. Heinzmann, John E. Major, Gary E. Sutton, Robert E. Switz, and Kaj Vazales -- was elected as a director.

Steven G. Crane
FOR	WITHHOLD	BROKER NON-VOTE
13,799,069	242,723	2,340,616

Ralph E. Faison
FOR	WITHHOLD	BROKER NON-VOTE
13,795,627	246,165	2,340,616

David W. Heinzmann
FOR	WITHHOLD	BROKER NON-VOTE
13,798,929	292,863	2,340,616

John E. Major
FOR	WITHHOLD	BROKER NON-VOTE
13,776,772	265,020	2,340,616

Gary E. Sutton
FOR	WITHHOLD	BROKER NON-VOTE
13,801,958	239,834	2,340,616

Robert E. Switz
FOR	WITHHOLD	BROKER NON-VOTE
13,773,484	268,308	2,340,616

Kaj Vazales
FOR	WITHHOLD	BROKER NON-VOTE
13,802,316	239,476	2,340,616

2.                   Ratify the selection of Grant Thornton LLP as the Company's independent registered public accounting firm for the fiscal year ending December 26, 2014.

Stockholders ratified the selection of Grant Thornton LLP as follows:

FOR	AGAINST	ABSTAIN
16,260,901	86,967	34,540

3.                   Approve an amendment of the 2012 Omnibus Incentive Compensation Plan (the "Plan") to increase the maximum number of shares available for grant under the Plan by 900,000 shares.

Stockholders approved the adoption of the amendment to the Plan as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,459,080	570,947	11,764	2,340,617

4.                   Approve, on an advisory basis, the compensation of the Company's named executive officers.

On an advisory basis, stockholders voted in favor of the Company's executive compensation as follows:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
13,395,096	357,995	282,699	2,346,618

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

10.35(2)	Amendment to the Pulse Electronics Corporation's 2012 Omnibus Incentive Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PULSE ELECTRONICS COPRORATION

	By:	/s/ Michael C. Bond
Michael C. Bond
Senior Vice President and Chief Financial Officer

Date: June 12, 2014